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                                                                   EXHIBIT 10.28

DATE: MARCH 28, 2003

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER: 3055120


BENEFICIARY:                                 APPLICANT:

TORONTO DOMINION (TEXAS), INC.               CARAUSTAR INDUSTRIES, INC.
909 FANNIN                                   3100 JOE JERKINS BLVD.
HOUSTON, TX 77010                            AUSTELL, GA 30106
ATTN: CAROL BRANDT                           ATTN: WILLIAM NIX

AMOUNT: $28,369,452.50 U.S. DOLLARS

EXPIRATION: JANUARY 15, 2004, AT OUR COUNTERS

         WE HEREBY ESTABLISH IN YOUR FAVOR OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. 3055120 WHICH IS AVAILABLE WITH BANK OF AMERICA, N.A. BY PAYMENT AGAINST PRESENTATION OF YOUR DRAFTS AT SIGHT DRAWN ON BANK OF AMERICA, N.A. ACCOMPANIED BY THE FOLLOWING DOCUMENT:

BENEFICIARY'S SIGNED STATEMENT CERTIFYING THAT A DEMAND HAS BEEN RECEIVED UNDER ITS LETTER OF CREDIT NO. 1609, ITS LETTER OF CREDIT NO. 1622, OR BOTH OF THEM, THAT THE AMOUNT BEING DRAWN REPRESENTS FIFTY PERCENT (50%) OF THE OBLIGATIONS DUE BENEFICIARY BY STANDARD GYPSUM, L.P., AND THEREFORE PAYMENT IN THE AMOUNT OF $ ___________ IS NOW DUE.

         DEMANDS BY FACSIMILE PRESENTATION TO FACSIMILE NUMBER (213) 345-6694, ARE PERMITTED UNDER THIS LETTER OF CREDIT.

         DEMANDS RECEIVED BY 8:00 AM LOS ANGELES TIME IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE HONORED ON THE SAME DAY. DEMANDS RECEIVED AFTER 8:00 AM LOS ANGELES TIME IN COMPLIANCE WITH THE TERMS
AND CONDITION OF THIS LETTER OF CREDIT WILL BE HONORED ON THE NEXT BUSINESS DAY.

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     WE HEREBY AGREE WITH THE BENEFICIARY THAT DOCUMENTS PRESENTED TO OUR
OFFICE IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED AS SPECIFIED HEREIN.

     THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES 1998, ICC PUBLICATION NO. 590 ("ISP") AND SHALL, AS TO MATTERS NOT GOVERNED BY ISP 98, BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS LETTER OF CREDIT PLEASE CALL (213) 345-0397.

BANK OF AMERICA, N.A.

/s/ SANDRA LEON       SANDRA LEON         /s/ STELLA ROSALES  STELLA ROSALES
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AUTHORIZED OFFICER                        AUTHORIZED OFFICER